Item 77c Series ____

A Special Meeting of the Shareholders of the Equity Income Portfolio, a series of The Travelers Series Trust (the "Trust"), was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Equity Income Portfolio, a series of the Trust, by FI Value Leaders Portfolio, a series of Metropolitan Series Fund, Inc. ("MSF"), in exchange for shares of FI Value Leaders Portfolio and the assumption by FI Value Leaders Portfolio of the liabilities of Equity Income Portfolio of the Trust. The shareholders of the Equity Income Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	18,952,413.927
Against	641,385.595
Abstain	1,216,741.374
Broker Non-votes	0.000
TOTAL	20,810,540.896

Item 77c Series ____

A Special Meeting of the Shareholders of the Federated Stock Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Federated Stock Portfolio, a series of the Trust, by Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("MST"), in exchange for shares of Lord Abbett Growth and Income Portfolio and the assumption by Lord Abbett Growth and Income Portfolio of the liabilities of Federated Stock Portfolio of the Trust. The shareholders of the Federated Stock Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	1,409,458.604
Against	52,774.719
Abstain	155.050.785
Broker Non-votes	0.000
TOTAL	1,617,284.108

Item 77c Series ____

A Special Meeting of the Shareholders of the Managed Allocation Series:
Aggressive Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Managed Allocation Series: Aggressive Portfolio, a series of the Trust, by MetLife Aggressive Allocation Portfolio, a series of MSF, in exchange for shares of MetLife Aggressive Allocation Portfolio and the assumption by MetLife Aggressive Allocation Portfolio of the liabilities of Managed Allocation Series: Aggressive Portfolio of the Trust. The shareholders of the Managed Allocation Series:
Aggressive Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	426,999.359
Against	41.112
Abstain	7,054.164
Broker Non-votes	0.000
TOTAL	434,094.635

Item 77c Series ____

A Special Meeting of the Shareholders of the Managed Allocation Series:
Conservative Portfolio, a series of the Trust, was held on March 14, 2006.
The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Managed Allocation Series: Conservative Portfolio, a series of the Trust, by MetLife Conservative Allocation Portfolio, a series of MSF, in exchange for shares of MetLife Conservative Allocation Portfolio and the assumption by MetLife Conservative Allocation Portfolio of the liabilities of Managed Allocation Series: Conservative Portfolio of the Trust. The shareholders of the Managed Allocation Series: Conservative Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	418,338.516
Against	0.106
Abstain	5,732.190
Broker Non-votes	0.000
TOTAL	424,070.812

Item 77c Series ____

A Special Meeting of the Shareholders of the Managed Allocation Series:
Moderate Portfolio, a series of the Trust, was held on March 14, 2006.
The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Managed Allocation Series: Moderate Portfolio, a series of the Trust, by MetLife Moderate Allocation Portfolio, a series of MSF, in exchange for shares of MetLife Moderate Allocation Portfolio and the assumption by MetLife Moderate Allocation Portfolio of the liabilities of Managed Allocation Series: Moderate Portfolio of the Trust. The shareholders of the Managed Allocation Series: Moderate Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	1,732,798.955
Against	72,206.493
Abstain	70,930.416
Broker Non-votes	0.000
TOTAL	1,875,935.864

Item 77c Series ____

A Special Meeting of the Shareholders of the Managed Allocation Series:
Moderate-Aggressive Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Managed Allocation Series:
Moderate-Aggressive Portfolio, a series of the Trust, by MetLife Moderate to Aggressive Allocation Portfolio, a series of MSF, in exchange for shares of MetLife Moderate to Aggressive Allocation Portfolio and the assumption by MetLife Moderate to Aggressive Allocation Portfolio of the liabilities of Managed Allocation Series: Moderate-Aggressive Portfolio of the Trust. The shareholders of the Managed Allocation Series: Moderate-Aggressive Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	2,143,417.412
Against	0.203
Abstain	127,964.195
Broker Non-votes	0.000
TOTAL	2,271,381.810

Item 77c Series ____

A Special Meeting of the Shareholders of the Managed Allocation Series:
Moderate-Conservative Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Managed Allocation Series:
Moderate-Conservative Portfolio, a series of the Trust, by MetLife Conservative to Moderate Allocation Portfolio, a series of MSF, in exchange for shares of MetLife Conservative to Moderate Allocation Portfolio and the assumption by MetLife Conservative to Moderate Allocation Portfolio of the liabilities of Managed Allocation Series: Moderate-Conservative Portfolio of the Trust. The shareholders of the Managed Allocation Series: Moderate-Conservative Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	381,374.208
Against	4,699.261
Abstain	11,013.015
Broker Non-votes	0.000
TOTAL	397,086.484

Item 77c Series ____

A Special Meeting of the Shareholders of the MFS Mid Cap Growth Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of MFS Mid Cap Growth Portfolio, a series of the Trust, by Blackrock Aggressive Growth Portfolio, a series of MSF, in exchange for shares of Blackrock Aggressive Growth Portfolio and the assumption by Blackrock Aggressive Growth Portfolio of the liabilities of MFS Mid Cap Growth Portfolio of the Trust. The shareholders of the MFS Mid Cap Growth Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	33,259,217.413
Against	1,323,591.567
Abstain	3,351,172.312
Broker Non-votes	0.000
TOTAL	37,933,981.292

Item 77c Series ____

A Special Meeting of the Shareholders of the Mondrian International Stock Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Mondrian International Stock Portfolio, a series of the Trust, by Harris Oakmark International Portfolio, a series of MIST, in e xchange for shares of Harris Oakmark International Portfolio and the assumption by Harris Oakmark International Portfolio of the liabilities of Mondrian International Stock Portfolio of the Trust. The shareholders of the Mondrian International Stock Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	12,642,758.520
Against	521,777.541
Abstain	1,474,972.324
Broker Non-votes	0.000
TOTAL	14,639,508.385

Item 77c Series ____

A Special Meeting of the Shareholders of the Travelers Quality Bond Portfolio, a series of the Trust, was held on March 14, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Travelers Quality Bond Portfolio, a series of the Trust, by Blackrock Bond Income Portfolio, a series of MSF, in exchange for shares of Blackrock Bond Income Portfolio and the assumption by Blackrock Bond Income Portfolio of the liabilities of Travelers Quality Bond Portfolio of the Trust. The shareholders of the Travelers Quality Bond Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	11,797,491.109
Against	339,762.842
Abstain	845,733.08
Broker Non-votes	0.000
TOTAL	12,982,986.969

Item 77c Series ____

A Special Meeting of the Shareholders of the Disciplined Mid Cap Stock Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Disciplined Mid Cap Stock Portfolio, a series of the Trust, by Batterymarch Mid-Cap Stock Portfolio, a series of MIST, in exchange for shares of Batterymarch Mid-Cap Stock Portfolio and the assumption by Batterymarch Mid-Cap Stock Portfolio of the liabilities of Disciplined Mid Cap Stock Portfolio of the Trust. The shareholders of the Disciplined Mid Cap Stock Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	8,632,154.638
Against	198,425.467
Abstain	515,828.207
Broker Non-votes	0.000
TOTAL	9,346,408.312

Item 77c Series ____

A Special Meeting of the Shareholders of the Federated High Yield Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Federated High Yield Portfolio, a series of the Trust, by Federated High
Yield Portfolio, a series of MIST, in exchange for shares of Federated High Yield Portfolio of MIST and the assumption by Federated High Yield Portfolio of MIST of the liabilities of Federated High Yield Portfolio of the Trust.
The shareholders of the Federated High Yield Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	8,712,606.228
Against	228,893.428
Abstain	476,362.092
Broker Non-votes	0.000
TOTAL	9,417,861.748

Item 77c Series ____

A Special Meeting of the Shareholders of the Large Cap Portfolio, a series of the Trust was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Large Cap Portfolio, a series of the Trust, by FI Large Cap Portfolio, a series of MSF, in exchange for shares of FI Large Cap Portfolio and the assumption by FI Large Cap Portfolio of the liabilities of Large Cap Portfolio of the Trust. The shareholders of the Large Cap Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	16,035,852.003
Against	402,302.698
Abstain	854,026.352
Broker Non-votes	0.000
TOTAL	17,292,181.053

Item 77c Series ____

A Special Meeting of the Shareholders of the Mercury Large Cap Core Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Mercury Large Cap Core Portfolio, a series of the Trust, by Mercury Large-Cap Core Portfolio, a series of MIST, in exchange for shares of Mercury Large-Cap Core Portfolio of MIST and the assumption by Mercury Large-Cap Core Portfolio of MIST of the liabilities of Mercury Large Cap Core Portfolio of the Trust. The shareholders of the Mercury Large Cap Core Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	11,611,221.736
Against	200,920.769
Abstain	909,810.305
Broker Non-votes	0.000
TOTAL	12,721,952.810

Item 77c Series ____

A Special Meeting of the Shareholders of the MFS Value Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of MFS Value Portfolio, a series of the Trust, by MFS Value Portfolio, a series of MIST, in exchange for shares of MFS Value Portfolio of MIST and the assumption by MFS Value Portfolio of MIST of the liabilities of MFS Value Portfolio of the Trust. The shareholders of the MFS Value Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	5,375,397.871
Against	134,863.551
Abstain	291,985.962
Broker Non-votes	0.000
TOTAL	5,802,247.384

Item 77c Series ____

A Special Meeting of the Shareholders of the Pioneer Fund Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pioneer Fund Portfolio, a series of the Trust, by Pioneer Fund Portfolio, a series of MIST, in exchange for shares of Pioneer Fund Portfolio of MIST and the assumption by Pioneer Fund Portfolio of MIST of the liabilities of Pioneer Fund Portfolio of the Trust. The shareholders of the Pioneer Fund Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	3,487,200.532
Against	84,427.130
Abstain	159,951.835
Broker Non-votes	0.000
TOTAL	3,731,579.497

Item 77c Series ____

A Special Meeting of the Shareholders of the Pioneer Mid Cap Value Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pioneer Mid Cap Value Portfolio, a series of the Trust, by Pioneer Mid Cap Value Portfolio, a series of MIST, in exchange for shares of Pioneer Mid Cap Value Portfolio of MIST and the assumption by Pioneer Mid Cap Value Portfolio of MIST of the liabilities of Pioneer Mid Cap Value Portfolio of the Trust. The shareholders of the Pioneer Mid Cap Value Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	272,523.892
Against	778.200
Abstain	6,529.291
Broker Non-votes	0.000
TOTAL	279,831.383

Item 77c Series ____

A Special Meeting of the Shareholders of the Style Focus Series: Small Cap Growth Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Style Focus Series: Small Cap Growth Portfolio, a series of the Trust, by Met/AIM Small Cap Growth Portfolio, a series of MIST, in exchange for shares of Met/AIM Small Cap Growth Portfolio and the assumption by Met/AIM Small Cap Growth Portfolio of the liabilities of Style Focus Series: Small Cap Growth Portfolio of the Trust. The shareholders of the Style Focus Series: Small Cap Growth Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	203,094.474
Against	2,890.918
Abstain	25,584.841
Broker Non-votes	0.000
TOTAL	231,570.233

Item 77c Series ____

A Special Meeting of the Shareholders of the Style Focus Series: Small Cap Value Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Style Focus Series: Small Cap Value Portfolio, a series of the Trust, by Dreman Small-Cap Value Portfolio, a series of MIST, in exchange for shares of Dreman Small-Cap Value Portfolio and the assumption by Dreman Small-Cap Value Portfolio of the liabilities of Style Focus Series: Small Cap Value Portfolio of the Trust. The shareholders of the Style Focus Series: Small Cap Value Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	182,907.827
Against	2,303.429
Abstain	14,747.250
Broker Non-votes	0.000
TOTAL	199,958.506

Item 77c Series ____

A Special Meeting of the Shareholders of the U.S. Government Securities Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of U.S. Government Securities Portfolio, a series of the Trust, by Western Asset Management U.S. Government Portfolio, a series of MSF, in exchange for shares of Western Asset Management U.S. Government Portfolio and the assumption by Western Asset Management U.S. Government Portfolio of the liabilities of U.S. Government Securities Portfolio of the Trust. The shareholders of the U.S. Government Securities Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	18,278,425.387
Against	443,254.302
Abstain	887,304.400
Broker Non-votes	0.000
TOTAL	19,608,984.089

Item 77c Series ____

A Special Meeting of the Shareholders of the Convertible Securities
Portfolio, a series of the Trust, was held on April 12, 2006. The purpose of the Special Meeting was to ask shareholders to consider the approval of an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Convertible Securities Portfolio, a series of the Trust, by Lord Abbett Bond Debenture Portfolio, a series of MIST, in exchange for shares of Lord Abbett Bond Debenture Portfolio and the assumption by Lord Abbett Bond Debenture Portfolio of the liabilities of Convertible Securities Portfolio of the Trust. The shareholders of the Convertible Securities Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

For	7,230,756.229
Against	502,117.614
Abstain	529,658.516
Broker Non-votes	0.000
TOTAL	8,262,532.359